UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On November 6, 2025, Golden Entertainment, Inc., a Minnesota corporation (the “Company,” “we,” “us,” or “our”), issued a press release announcing, among other things, its entry into a Master Transaction Agreement (the “MTA”) with Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“VICI” or “PropCo Buyer”), and VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”), pursuant to which, among other things, the Company shall sell its operating assets to OpCo Buyer and certain of its real estate assets to PropCo Buyer in accordance with the terms of the MTA. The Company’s shareholders will receive total consideration of a fixed exchange ratio of 0.902 shares of VICI common stock for the sale of the Company’s real estate assets and a cash distribution with proceeds from the sale of the Company’s operating assets of $2.75 for each share of the Company’s common stock held at the closing of the transaction. A copy of the press release is furnished as Exhibit 99.1 hereto, and the full text of such press release is incorporated herein by reference.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Additional Information About the Transaction and Where to Find It
This communication is being made in respect of the proposed transaction involving the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s shareholders for purposes of obtaining, shareholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF GOLDEN ENTERTAINMENT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDEN ENTERTAINMENT AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://www.goldenent.com/sec-filings.html.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed transaction will be set forth in the Company’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by the Company’s shareholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 and amended on April 25, 2025, the Company’s Definitive Proxy Statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, as supplemented by its Definitive Additional Materials for its 2025 annual meeting of shareholders, which were filed with the SEC on April 9, 2025 and April 15, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to adopt the MTA, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the MTA may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all.
These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated November 6, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: November 6, 2025	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer